Exhibit 99.1
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

                                                         TODCO
                                               Monthly Rig Status Report
                                                         as of
                                                     March 2, 2004

                                                                               Contract (2)  Est. Duration (2)
                                                                             --------------- ----------------
     Rig Name        Rig Type             Status (1)            Customer      Type  Dayrate   Days    Date     Comments
                                                                                     ($000s)
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------

 US Inland Barges
------------------------------------------------------------------------------------------------------------------------
 1  Rig 01       Conv - 2000 hp     Cold Stacked  05/03
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 2  Rig 07       Posted - 2000 hp   Cold Stacked  03/02
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Rig 09       Posted - 2000 hp   Operating               Sterling E&P      one      High
 3                                                                            well     $10s     3  03/05/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 4  Rig 10       Posted - 2000 hp   Cold Stacked  03/02
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Rig 11       Conv - 3000 hp     Operating               Clayton Williams  one      High
 5                                                           Energy           well     $10s    23  03/25/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Rig 15       Conv - 2000 hp     Operating               Clovelly Oil Co.  one      High
 6                                                                            well     $10s    25  03/12/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Rig 17       Posted - 3000 hp,  Rig Preparation         ExxonMobil        one      High                    Est start
 7                TD                                                          well     $20s   180  08/07/04    3/3/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Rig 19       Conv - 1000 hp     Operating               Swift Energy Co.  term      Mid
 8                                                                                      $10s    27  03/29/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 9  Rig 20       Conv - 1000 hp     Cold Stacked  09/03
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
10  Rig 21       Conv - 1500 hp     Cold Stacked  07/99
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
11  Rig 23       Conv - 1000 hp     Cold Stacked  03/02
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Rig 27       Posted - 3000hp,   Operating               Hunt Oil Co.      one       Low
12                TD                                                          well     $20s    34  04/05/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
13  Rig 28       Conv - 3000 hp     Cold Stacked  05/03
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Rig 29       Conv - 3000hp,TD   Operating               Apache Corp       term      Low
14                                                                                      $20s    25  03/27/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
15  Rig 30       Conv - 3000 hp     Cold Stacked  03/02
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
16  Rig 31       Conv - 3000 hp     Cold Stacked  03/02
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
17  Rig 32       Conv - 3000hp      Cold Stacked  12/03
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Rig 41       Posted - 3000 hp   Operating               Castex Energy     one       Low
18                                                           Inc.             well     $20s    50  04/21/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Rig 46       Posted - 3000 hp   Operating               Energy Partners   one      High
19                                                           Ltd              well     $10s   119  06/29/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
20  Rig 47       Posted - 3000 hp   Cold Stacked  02/98
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Rig 48       Posted - 3000hp,   Operating               El Paso           one       Mid
21                TD                                         Production Co.   well     $20s    74  05/15/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
22  Rig 49       Posted - 3000 hp   Cold Stacked  05/03
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Rig 52       Posted - 2000hp,   Operating               TransTexas Gas    one       Low
23                TD                                         Corp             well     $20s     2  03/04/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Rig 55       Posted - 3000hp    Operating               Goodrich          one       Low
24                                                           Petroleum Co.    well     $20s     8  03/10/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Rig 57       Posted - 2000hp    Operating               PXP Gulf Coast    multi    High
25                                                           Inc.             well     $10s     4  03/06/04
                                                            POGO Producing    one       Low
                                                             Co.              well     $20s    30  04/05/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
26  Rig 61       Posted - 3000 hp   Cold Stacked  02/98
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
27  Rig 62       Posted - 3000hp    Cold Stacked  06/03
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Rig 64       Posted - 3000hp    Operating               Explore           one      High
28                                                           Enterprises      well     $10s    13  03/15/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
29  Rig 74       Posted - 2000 hp   Cold Stacked  02/99
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
30  Rig 75       Posted - 2000 hp   Cold Stacked  02/99
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
                                                                                     Average    44  days

US Gulf of Mexico
------------------------------------------------------------------------------------------------------------------------
 1  THE 75       Submersible,  TD   Warm Stacked 2/27/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 2  THE 77       Submersible        Cold Stacked  01/99
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 3  THE 78       Submersible        Cold Stacked  07/01
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    THE 150      150' - ILC,  TD    Operating               Apache Corp       one      High
 4                                                                            well     $20s     6  03/08/04
                                                                              one      High
                                                                              well     $20s    30  04/07/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 5  THE 152      150' - MC,  TD     Warm Stacked 12/30/03
   ------------ ------------------ ----------------------------------------- ------ -------- ------ --------- ----------
 6  THE 153             150' - MC   Cold Stacked  07/01
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 7  THE 155      150' - ILC         Cold Stacked  07/01
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 8  THE 185      120' - ILC,  TD    Cold Stacked  09/99
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 9  THE 191      160' - MS          Cold Stacked  08/01
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    THE 200      200' - MC,  TD     Operating               Novus Louisiana   one      High
10                                                                            well     $20s     3  03/05/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    THE 201      200' - MC,  TD     Operating               ATP O&G           one      High
11                                                                            well     $20s    10  03/12/04
                                                            American Coastal  one      High
                                                             Energy           well     $20s     5  03/17/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    THE 202      200' - MC,  TD     Operating               Tana Exploration  one      High
12                                                           Co.              well     $20s     8  03/10/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    THE 203      200' - MC,  TD     Operating               Tana Exploration  one      High
13                                                           Co.              well     $20s    18  03/20/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    THE 204      200' - MC,  TD     Operating               Devon Energy      one      High
14                                                                            well     $20s     4  03/06/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    THE 207      200' - MC,  TD     Operating               POGO Producing    multi     Low
15                                                           Co.              well     $30s    15  03/17/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
16  THE 250      250' - MS          Warm Stacked 01/26/04
   ------------ ------------------ ----------------------------------------- ------ -------- ------ --------- ----------
    THE 251      250' - MS,  TD     Operating               ADTI/Petroquest   one      High
17                                                                            well     $20s     1  03/03/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
18  THE 252      250' - MS          Cold Stacked  11/01
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    THE 253      250- ' MS          Operating               Millennium        one       Mid
19                                                           Offshore Group   well     $20s     3  03/05/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
20  THE 254      250' - MS          Cold Stacked  07/01
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
21  THE 255      250' - MS          Cold Stacked  07/01
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
22  THE 256      250' - MS          Cold Stacked  03/99
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
                                                                                     Average    11  days

 Mexico
------------------------------------------------------------------------------------------------------------------------
    THE 205      200' - MC,  TD     Operating               PEMEX             term     High
 1                                                                                      $30s   981  11/08/06
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    THE 206      200' - MC,  TD     Operating               PEMEX             term      Low
 2                                                                                      $40s   594  10/17/05
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Platform 3   Platform,  TD      Rig Preparation         PEMEX             term     High                    Est start
 3                                                                                      $20s 1,289              8/31/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
                                                                                     Average   955  days

Trinidad
------------------------------------------------------------------------------------------------------------------------
    THE 110      100' - MC,  TD     Operating               Trinmar           term      Mid
 1                                                                                      $20s   803  05/14/06
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 2  THE 208             200' - MC   Cold Stacked  03/02
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
                                                                                     Average   803  days

 Venezuela
------------------------------------------------------------------------------------------------------------------------
 1  Rig #26      750 hp             Stacked
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 2  Rig #27      900 hp             Stacked
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 3  Cliffs #36   2000 hp            Stacked
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 4  Cliffs #37   2000 hp            Stacked
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Cliffs #40   2000 hp            Operating               PDVSA East        one      High
 5                                                                            well     $10s    62  05/03/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 6  Cliffs #42   2000 hp            Stacked
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
 7  Cliffs #43   2000 hp            Stacked
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Cliffs #54   3000 hp            Stacked                                                                   LOI for 1 yr
                                                                                                                starting
 8                                                                                                              4/15/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    Cliffs #55   3000 hp            Stacked                                                                    LOI for 1 yr
                                                                                                                starting
 9                                                                                                              5/15/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
    THE 156      150' - ILC,  TD    Operating               Conoco Venezuela  multi    High
10                                                                            well     $40s    73  05/14/04
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
11  Falcon 40    Lake Barge,  TD    Cold Stacked  01/00
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
12  Falcon 42    Lake Barge         Cold Stacked  12/99
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
13  Falcon 43    Lake Barge,  TD    Cold Stacked  02/00
   ------------ ------------------ ----------------------- ----------------- ------ -------- ------ --------- ----------
                                                                                     Average    68  days


(1) Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally ready for service. Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2) Contract dayrates shown in the table above are contract operating dayrates. These rates do not include amounts reimbursable from the client for mobilization costs, bonuses or other items that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

    Forward-looking Statement:
    The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of
    1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's prospectus filed on
    February 6, 2004 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the
    SEC's website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.
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